UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2016

CARDAX, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-181719	45-4484428
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2800 Woodlawn Drive, Suite 129, Honolulu, Hawaii 96822

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (808) 457-1400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The information set forth in Item 3.02 of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION

The information set forth in Item 3.02 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

Cardax, Inc. (the “Company”) sold additional securities under separate subscription agreements (each, a “Subscription Agreement”), by and between the Company and investors (each a “Purchaser” and collectively, the “Purchasers”) pursuant to which the Company issued and sold to the Purchasers units (each a “Unit” and collectively the “Units”) consisting of shares of the Company’s common stock (the “Common Stock”) and warrants to purchase shares of Common Stock.

In the calendar year through July 29, 2016, the Company sold an aggregate of 8,625,000 Units for an aggregate purchase price of $690,000. The Company last reported sales of its securities in its Current Report on Form 8-K filed June 1, 2016. From and after June 1, 2016 through July 29, 2016, the Company sold 1,712,500 Units for an aggregate purchase price of $137,000, which was comprised of 1,100,000 Units for an aggregate purchase price of $88,000 from June 1, 2016 through July 26, 2016, and 612,500 Units for an aggregate purchase price of $49,000 from July 26, 2016 through July 29, 2016.

Each Unit consisted of: (i) one (1) share of Common Stock, (ii) a five-year warrant to purchase one (1) share of Common Stock at $0.08, (iii) a five-year warrant to purchase one (1) share of Common Stock at $0.12, and (iv) a five-year warrant to purchase one (1) share of Common Stock at $0.16.

No placement agent or broker dealer was used or participated in any offering or sale of the Units.

The offering of the Units was made in a transaction that is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof and the provisions of Regulation D or Regulation S that is promulgated under the Securities Act.

The Company may continue to offer securities and may use a placement agent or broker dealer in any such offering. Any future offering of securities may be on the same terms as the sale of the Units or on other terms.

This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation to purchase, any securities of the Company.

The foregoing summary of the Subscription Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement. A copy of the Subscription Agreement was attached as an exhibit to the Company’s Quarterly Report on Form 10-Q filed May 13, 2016.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

10.1(1)	Form of Subscription Agreement

(1)	Filed as an exhibit to the Quarterly Report on Form 10-Q of the Company filed May 13, 2016.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 1, 2016

CARDAX, INC.

By:	/s/ David G. Watumull
David G. Watumull Chief Executive Officer and President

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